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                                                                 EXHIBIT 10.17.3

                             THIRD AMENDMENT TO THE
                     INTEREST RATE SWAP GUARANTEE AGREEMENT

      This Third Amendment to the Interest Rate Swap Guarantee Agreement ("Second Amendment") is made effective as of July 1, 2004, by and among Westcorp, a California corporation, Western Financial Bank, a federally chartered bank ("WFB"), and WFS Receivables Corporation 2, a Nevada corporation ("WFSRC2"), and hereby amends the Interest Rate Swap Guarantee Agreement entered into by the parties on May 10, 2001, as subsequently amended, with reference to the following:

                                    RECITALS

      WHEREAS, the parties have previously entered into the original agreement on May 10, 2001; and

      WHEREAS, the agreement was subsequently amended on March 3, 2003 and August 5, 2003 (the original agreement, first amendment and second amendment are hereinafter collectively referred to as the "Agreement");

      WHEREAS, the parties desire to amend and restate Schedule A to the Agreement in order to update the swap agreement list;

      NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein, and in reliance upon the recitals set forth above, the Agreement is amended as follows:

                                    AGREEMENT

   1. Schedule A-1 to the Agreement is hereby amended and restated as Schedule A-2 and is attached hereto and is hereby incorporated and made part of the Agreement.

   2. Except as specifically amended herein, all terms of the Agreement shall remain in full force and effect.

   3. Capitalized terms not defined herein shall have the meanings set forth in the Agreement.

      WHEREFORE, the undersigned have executed this Third Amendment on the date set forth below to be effective as of the date first set forth above.

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WESTCORP

___________________________

WESTERN FINANCIAL BANK

__________________________________

WFS RECEIVABLES CORPORATION 2, INC

__________________________________

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                                  SCHEDULE A-2

1. Prepayment Differential Interest Rate Swap Agreements between Western Financial Bank and Citibank, N.A., dated as of May 9, 2001.

2. Interest Rate Swap Agreements between Western Financial Bank and Merrill Lynch dated as of March 3, 2003.